SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 11, 1999
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. Other Events.

     Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-50611. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Company has created a series of Debt Securities for issuance under an Indenture dated as of February 1, 1985, between the Company and The Chase Manhattan Bank (the "Indenture"), designated as the Company's 5.80% Notes due January 12, 2009 in the aggregate principal amount of $2,300,000,000 (the "Notes"). The series of the Notes will be represented by a Global Security (the "Global Security"), except that in certain circumstances as provided in such Indenture, the Global Security will be exchanged for Notes in definitive form (the "Definitive Notes").

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                              EXHIBITS

Designation       Description                         Method of Filing
-----------       -----------                         ----------------
Exhibit 8.1       Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 8.2       Opinion of Sullivan & Cromwell.     Filed with this Report.

Exhibit 23.1      Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 23.2      Consent of Sullivan & Cromwell      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.2.

Exhibit 99        Amended and Restated Profit         Filed with this Report.
                  Maintenance Agreement dated as
                  of January 1, 1999 between Ford
                  Motor Company and Ford Motor
                  Credit Company.
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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  January 11, 1999                          By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary



                                EXHIBIT INDEX

Designation                   Description
-----------                   -----------
Exhibit 8.1       Opinion of Shearman & Sterling.

Exhibit 8.2       Opinion of Sullivan & Cromwell.

Exhibit 23.1      Consent of Shearman & Sterling
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 23.2      Consent of Sullivan & Cromwell
                  is contained in their opinion set
                  forth in Exhibit 8.2.

Exhibit 99        Amended and Restated Profit
                  Maintenance Agreement dated as
                  of January 1, 1999 between Ford
                  Motor Company and Ford Motor
                  Credit Company.